Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment	Property, Plant and Equipment
Property, plant and equipment of December 31, 2022 and 2021 were as follows:

(in thousands)	Estimated useful life (in years)	2022	2021
Land	—	$25,480	$26,732
Buildings and improvements	5-40	362,794	371,834
Machinery and equipment	3-10	294,156	343,968
Computer software	3-20	262,007	281,226
Furniture and office equipment	3-10	90,293	106,016
Construction in progress	—	130,407	140,823
		1,165,137	1,270,599
Less: Accumulated depreciation and amortization		(502,967)	(632,416)
Property, plant and equipment, net		$662,170	$638,183
For the years ended December 31, 2022, 2021 and 2020 depreciation and amortization expense totaled $89.5 million, $85.4 million and $78.6 million, respectively. For the years ended December 31, 2022, 2021 and 2020 amortization related to computer software to be sold, leased or marketed totaled $10.8 million, $9.2 million and $7.4 million, respectively. As of December 31, 2022 and 2021, the unamortized balance of computer software to be sold, leased or marketed was $69.2 million and $56.9 million, respectively.
Repairs and maintenance expense was $16.8 million, $16.2 million and $13.8 million in 2022, 2021 and 2020, respectively. For the year ended December 31, 2022, construction in progress primarily includes amounts related to projects to expand production lines and increase capacity of manufacturing as well as ongoing software development projects. For the years ended December 31, 2022, 2021 and 2020, interest capitalized in connection with construction projects was not significant.